UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2020

CPI AEROSTRUCTURES, INC.
(Exact Name of Registrant as Specified in Charter)

New York	001-11398	11-2520310
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

91 Heartland Boulevard, Edgewood, New York	11717
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 586-5200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	CVU	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard

On April 17, 2020, CPI Aerostructures, Inc. (the “Company”) received a notice from NYSE Regulation, Inc. stating that the Company was not in compliance with the NYSE American exchange’s (“Exchange”) continued listing standards under the timely filing criteria included in Section 1007 of the NYSE American Company Guide (the “Company Guide”) because the Company failed to file restated financial statements with respect to its Annual Report on Form 10-K for the year ended December 31, 2018, quarterly reports on Forms 10-Q for the quarters ended March 31, 2018, June 30, 2018, and September 30, 2018 and quarterly reports on Forms 10-Q for the quarters ended March 31, 2019, June 30, 2019, and September 30, 2019 (“Non-Reliance Periods”) on or before April 14, 2020, which was sixty days after the Company filed its Current Report on Form 8-K, dated February 14, 2020, disclosing management’s conclusion that the financial statements for the Non-Reliance Periods should not be relied upon.

In accordance with Section 1007 of the Company Guide, the Company will have six months from April 15, 2020, or until October 15, 2020 (the “Initial Cure Period”) to file restated financial statements for the Non-Reliance Periods. If the Company fails to file its restated financial statements during the Initial Cure Period, the Exchange may, in its sole discretion, provide an additional six-month period (the “Additional Cure Period”). The Company can regain compliance with the Exchange’s continued listing standards at any time during the Initial Cure Period or Additional Cure Period, as applicable, by filing the restated financial statements with the Securities and Exchange Commission. The Company intends to file its restated financial statements for the Non-Reliance Periods as soon as practicable.

The Exchange’s notification has no impact on the Company’s business operations. During the Initial Cure Period and the Additional Cure Period, if applicable, the Company’s securities will continue to trade on the Exchange.

Item 8.01	Other Events

On April 22, 2020, the Company issued a press release announcing the foregoing. The press release is attached hereto as Exhibit 99.1.

Cautionary Note Regarding Forward Looking Statements

Statements contained in this Current Report on Form 8-K that are not historical facts may be forward looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may relate to, among other things, the Company's continued efforts and ability to regain and maintain compliance with the Company Guide and the timing of the Company’s restatement of the Non-Reliance Period financial statements. Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties. The Company does not undertake any obligation to update forward-looking statements as a result of new information, future events or developments or otherwise.

Item 9.01.	Financial Statement and Exhibits.

Exhibit	Description

99.1	Press release dated April 22, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2020	CPI AEROSTRUCTURES, INC.

	By:	/s/ Douglas McCrosson
Douglas McCrosson
Chief Executive Officer